Exhibit 10.1

AMENDMENT NO. 1 TO LIQUIDATING TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO LIQUIDATING TRUST AGREEMENT dated as of July 9, 2010 (the “Amendment”) is entered into between  ICON Capital Corp., a Delaware corporation, as Managing Trustee (“Managing Trustee”), and NRAI Services, LLC, as Resident Trustee (“Resident Trustee” and, together with the  Managing Trustee, the “Trustees”).

RECITALS:

WHEREAS, ICON Cash Flow Partners L.P. Seven, a Delaware limited partnership, Managing Trustee and Resident Trustee entered into a  Liquidating Trust Agreement dated as of July 12, 2007 (the “Liquidating Trust Agreement”) governing the administration of the Liquidating Trust by the Managing Trustee;

WEEREAS, the parties hereto desire to amend the Liquidating Trust Agreement in order to extend the existence of the Liquidating Trust;

WHEREAS, Managing Trustee and Resident Trustee desire to amend the Liquidating Trust Agreement;

NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein and good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Managing Trustee and Resident Trustee agree to amend the Liquidating Trust Agreement as follows:

1)	By deleting the date “July 12, 2010” in Section 4.1 of the Liquidating Trust Agreement and by inserting the date “July 12, 2013” in place thereof:

2)
Except as modified herein, all applicable terms and conditions of the Liquidating Trust Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the terms and conditions of the Liquidating Trust Agreement, the terms and conditions of this Amendment shall govern and control. Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assignment to such term in the Liquidating Trust Agreement.

3)	This Amendment may not be amended or modified except by a written instrument signed by Managing Trustee and Resident Trustee.

4)	This Amendment may be executed in any number of counterparts and via facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the Trustees hereunder have executed this Amendment, as Trustees and not as individuals, as of the date first set forth above.

MANAGING TRUSTEE:

ICON CAPITAL CORP.

By: /s/David J. Verlizzo
      Name: David J. Verlizzo
      Title: Senior Vice President

RESIDENT TRUSTEE:

NRAI SERVICES, LLC

By:  /s/ Tina Bonovich
      Name: Tina Bonovich
      Title: Vice President